UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 01)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 14, 2020 (February 28, 2020)
Date of Report (date of earliest event reported)

CLARIVATE PLC
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

Friars House 160 Blackfriars Road
London	SE1 8EZ
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.01   Completion of Acquisition or Disposition of Assets
This Amendment No. 1 to Current Report on Form 8-K (this "Amendment") is being filed by Clarivate Plc (the "Company") for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission ("SEC") on March 2, 2020 (the "Original Form 8-K") in connection with the February 28, 2020 completion of the acquisition of Decision Resources Group (“DRG”), a premier provider of high-value data, analytics and insights products and services to the healthcare industry. The DRG acquisition was first announced on January 17, 2020. As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The following financial statements of DRG are being filed as exhibits hereto and are incorporated by reference herein:

•	The audited combined financial statements of DRG as of and for the year ended December 31, 2019 are filed as exhibit 99.1 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information

•
The unaudited pro forma condensed combined statements of operations of the company as of and for the year ended December 31, 2019 and the three months ended March 31, 2020, giving effect to the acquisition of DRG, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c) Exhibits

No.	Document Description
23.1	Consent of KNAV P.A., independent auditors
99.1	The audited combined financial statements of DRG as of and for the year ended December 31, 2019
99.2	The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the three months ended March 31, 2020, giving effect to the acquisition of DRG
104	The cover page from the Company's Current Report on Form 8-K dated May 14, 2020, formatted in Inline XBRL
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: May 14, 2020	By: /s/ Richard Hanks
Name: Richard Hanks
Title: Chief Financial Officer